Q2 2025 Earnings Release August 4th, 2025 Dave Graziosi, Chair & CEO Fred Bohley, COO Scott Mell, CFO & Treasurer Exhibit 99.2

Safe Harbor Statement The following information contains forward-looking statements. The words “believe,” “expect,” “anticipate,” “intend,” “estimate” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Although forward-looking statements reflect management’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements speak only as of the date the statements are made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise. These forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to: risks relating to the pending acquisition of the Off-Highway business of Dana Incorporated, including: the acquisition may not be completed in a timely manner or at all; we may experience delays, unanticipated costs or restrictions resulting from regulatory review of the acquisition, including the risk that Allison may be unable to obtain governmental and regulatory approvals required for the acquisition or that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the acquisition; the financing intended to fund the acquisition may not be obtained; uncertainties associated with the acquisition may cause a loss of both companies' management personnel and other key employees, and cause disruptions to both companies' business relationships; the purchase agreement subjects Allison and Dana to restrictions on business activities prior to the effective time of the acquisition; Allison is expected to incur significant costs in connection with the acquisition and integration; litigation risks relating to the acquisition; the off-highway business of Dana and its operations may not be integrated successfully in the expected time frame; the acquisition may result in a loss of customers, vendors, and other business counterparties; the combined company may fail to realize all of the anticipated benefits of the acquisition or fail to effectively manage its expanded operations; our participation in markets that are competitive; our ability to prepare for, respond to and successfully achieve our objectives relating to technological and market developments, competitive threats and changing customer needs, including with respect to electric hybrid and fully electric commercial vehicles; increases in cost, disruption of supply or shortage of labor, freight, raw materials, energy or components used to manufacture or transport our products or those of our customers or suppliers, including as a result of geopolitical risks, natural disasters, extreme weather events, wars and public health crises such as pandemics; global economic volatility; general economic and industry conditions, including the risk of prolonged inflation and recession; labor strikes, work stoppages or similar labor disputes, which could significantly disrupt our operations or those of our principal customers or suppliers; the highly cyclical industries in which certain of our end users operate; uncertainty in the global regulatory and business environments in which we operate; the concentration of our net sales in our top five customers and the loss of any one of these; cybersecurity risks to our operational systems, security systems or infrastructure owned by us or our third-party vendors and suppliers; the failure of markets outside North America to increase adoption of fully automatic transmissions; the success of our research and development efforts, the outcome of which is uncertain; U.S. and foreign defense spending; risks associated with our international operations, including acts of war and increased trade protectionism and tariffs; the discovery of defects in our products, resulting in delays in new model launches, recall campaigns and/or increased warranty costs and reduction in future sales or damage to our brand and reputation; our ability to identify, consummate and effectively integrate acquisitions and collaborations; and risks related to our indebtedness. Allison Transmission cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long-term financial goals will be realized. All forward-looking statements included in this presentation speak only as of the date made, and Allison Transmission undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events, or otherwise. In particular, Allison Transmission cautions you not to place undue weight on certain forward-looking statements pertaining to potential growth opportunities or long-term financial goals set forth herein. Actual results may vary significantly from these statements. Allison Transmission’s business is subject to numerous risks and uncertainties, which may cause future results of operations to vary significantly from those presented herein. Important factors that could cause actual results to differ materially are discussed in Allison Transmission’s Annual Report on Form 10-K for the year ended December 31, 2024.

Non-GAAP Financial Information We use Adjusted EBITDA and Adjusted EBITDA as a percent of net sales to measure our operating profitability. We believe that Adjusted EBITDA and Adjusted EBITDA as a percent of net sales provide management, investors and creditors with useful measures of the operational results of our business and increase the period-to-period comparability of our operating profitability and comparability with other companies. Adjusted EBITDA as a percent of net sales is also used in the calculation of management’s incentive compensation program. The most directly comparable GAAP measure to Adjusted EBITDA is Net income. The most directly comparable GAAP measure to Adjusted EBITDA as a percent of net sales is Net income as a percent of net sales. Adjusted EBITDA is calculated as the earnings before interest expense, net, income tax expense, amortization of intangible assets, depreciation of property, plant and equipment and other adjustments as defined by Allison Transmission, Inc.’s, the Company’s wholly-owned subsidiary, Second Amended and Restated Credit Agreement. Adjusted EBITDA as a percent of net sales is calculated as Adjusted EBITDA divided by net sales. We use Adjusted Free Cash Flow to evaluate the amount of cash generated by our business that, after the capital investment needed to maintain and grow our business and certain mandatory debt service requirements, can be used for repayment of debt, stockholder distributions and strategic opportunities, including investing in our business. We believe that Adjusted Free Cash Flow enhances the understanding of the cash flows of our business for management, investors and creditors. Adjusted Free Cash Flow is also used in the calculation of management’s incentive compensation program. The most directly comparable GAAP measure to Adjusted Free Cash Flow is Net cash provided by operating activities. Adjusted Free Cash Flow is calculated as Net cash provided by operating activities, after additions of long-lived assets.

Call Agenda Business Update Q2 2025 Performance 2025 Guidance Update

Total transaction value of ~$2.7bn Represents 6.8x Adjusted EBITDA (LTM 12/31/24) of ~$400mm(1) and 5.2x including estimated run-rate synergies of ~$120mm 100% cash consideration, financed with new debt and cash on-hand, pursuant to a carve-out transaction involving the sale of certain stock and assets Expected annual run-rate synergies of ~$120mm Cost savings primarily driven by operations, procurement, IR&D and SG&A Fully committed debt financing $778 million of cash and $745 million available under the revolving credit facility as of June 30, 2025 Approved by Allison’s and Dana’s Boards of Directors; subject to customary regulatory approvals Anticipated closing in late Q4 2025 Purchase Price Expected net leverage of less than 3.0x at close with near-term target of less than 2.0x Anticipated to be immediately accretive to diluted earnings per share Combined company cash flow expected to preserve capital allocation flexibility Financial Highlights Synergies Financing Timing / Closing ____________________ Represents Adjusted EBITDA associated with the acquired portions of the Dana Off-Highway business. Dana Off-Highway Acquisition – Transaction Highlights

Dana Off-Highway Acquisition – Compelling Future Global Growth Facilities & People Combined company has a strong global reach with more “Local for Local” production and markets presence Innovative leadership team with sophisticated global employee base Manufacturing in best-cost countries and adapting to global market dynamics ~14,500 global employees including ~5,500 in EMEA and ~4,500 in APAC Summary Growth Opportunities Seasoned and innovative leadership team with sophisticated global employee base increasing in-regions capabilities Combined company has strong global reach and footprint with more “Local for Local” production to meet commercial and government customers’ requirements and adapt to global market dynamics Broader platform enabling further inorganic growth with established M&A playbook to grow in established end markets Key capabilities in software & controls and fully integrated commercial-duty propulsion solutions Complementary customer mix provides for potential cross-selling with enhanced ability and reach to support multiple end markets growth opportunities Strong procurement, supply chain and logistics synergies with opportunities for cost reductions in current product portfolios with increased scale Acceleration of combined businesses’ current growth objectives while multiplying future global growth opportunities Products & Customers End markets revenue growth leveraging strategic localization near customers Harmonious propulsion categories extending applications of existing and combined portfolios Sales growth resulting from increased set of diverse drivetrain components & services and work solutions to current customers Opportunity to support customers globally across Allison’s aftermarket network Engineering & Vertical Integration Agile and market-driven technology, service and product development across diverse drivetrain components and work solutions Accelerated product innovation with increased local IR&D and engineering capabilities Best-in-class SG&A driven by effective deployment of centers of excellence and shared services Opportunities for cost reductions in current product portfolios with increased scale M&A Platform Broader platform enabling further inorganic growth Combined company has established M&A playbook to grow share of wallet in established end markets Footprint and capabilities provide for synergy development across future opportunities Ability and reach to support multiple end markets growth opportunities Key Growth Drivers for Allison as a Premier Industrial Company

Q2 2025 Performance Summary *See Appendix for the reconciliation from Net Income and Net Income as a percent of Net Sales $814 $402 $195 $313 $2.29 ($ in millions, except per share data; variance % from Q2 2024) Increase was principally driven by price increases on certain products, partially offset by lower volumes and unfavorable direct material costs Increase was principally driven by higher gross profit and unrealized mark-to-market adjustments for marketable securities, partially offset by increased selling, general and administrative expenses, including $15 million of costs associated with the acquisition of Dana’s Off-Highway business Increase was principally driven by higher gross profit Adjusted EBITDA margin of 38.5% increased 160 basis points year-over-year Increase was driven by higher net income and lower total diluted shares outstanding Year-over-year results were principally driven by: 47 percent increase in net sales in the Defense end market 11 percent increase in the Outside North America On-Highway end market 6 percent increase in net sales in the Service Parts, Support Equipment & Other end market 30 percent decrease in net sales in the Global Off-Highway end market 9 percent decrease in net sales in the North America On-Highway end market 0% +2% +4% +4% +8% Gross Profit Diluted Earnings Per Share Net Income Net Sales Adjusted EBITDA*

($ in millions, variance % from Q2 2024) Q2 2025 Net Sales Performance End Markets Variance Q2 2025 Commentary North America On-Hwy Global Off-Hwy Defense Principally driven by lower demand for medium-duty trucks, partially offset by price increases on certain products Principally driven by higher demand in South America and Europe Principally driven by lower demand from the energy, mining and construction sectors outside of North America Principally driven by the continued execution of our growth initiatives Principally driven by higher demand for service parts and price increases on certain products, partially offset by lower demand for aluminum die cast components $417 $142 $16 $63 $176 (9%) 11% (30%) 47% 6% Outside North America On-Hwy Service Parts, Support Equipment & Other

Q2 2025 Financial Performance

($ in millions, except per share data)	Q2 2025	$ Variance*	% Variance*	Commentary
Net Sales	$814	($2)	(0%)	Principally driven by lower net sales in the North America On-Highway and Global Off-Highway end markets, partially offset by higher net sales in the Defense, Outside North America On-Highway, Service Parts, Support Equipment & Other end markets and price increases on certain products
Cost of Sales	$412	($10)	(2%)	
Gross Profit	$402	$8	2%	Increase was principally driven by price increases on certain products, partially offset by lower volumes and unfavorable direct material costs
Operating Expenses				
Selling, General and Administrative	$102	$20	24%	Increase was principally driven by $15 million of expenses for the recently announced acquisition of the Dana Off-Highway business
Engineering - Research and Development	$44	($5)	(10%)	
Total Operating Expenses	$146	$15	11%	
Operating Income	$256	($7)	(3%)	
Interest Expense, net	($22)	$0	0%	
Other Income, net	$8	$15	214%	Increase was principally driven by unrealized mark-to-market adjustments for marketable securities and a non-cash defined benefit pension plan settlement charge recognized in the second quarter of 2024 that did not reoccur in 2025
Income Before Income Taxes	$242	$8	3%	
Income Tax Expense	($47)	$0	0%	
Net Income** *Net Income as a percent of Net Sales***	$195 24.0%	$8 N/A	4% 110 bps	Increase was principally driven by higher gross profit and unrealized mark-to-market adjustments for marketable securities, partially offset by acquisition-related expenses
Diluted Earnings Per Share	$2.29	$0.16	8%	Increase was driven by higher net income and lower total diluted shares outstanding (Q2 2025: 85m shares, Q2 2024: 88m shares)
Adjusted EBITDA** ***Adjusted EBITDA Margin*****	$313 38.5%	**$12** ***N/A***	**4%** ***160 bps***	

*Variance from Q2 2024
**See Appendix for the reconciliation from Net Income and Net Income as a percent of Net Sales

Allison Transmission

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7.6% 47.6% 2.0% 110 bps 6.9% (2.1%) Q2 2025 Cash Flow Performance ($ in millions, variance from Q2 2024) $ Variance Q2 2025 Commentary Net Cash Provided by Operating Activities Principally driven by lower operating working capital funding requirements and higher gross profit, partially offset by acquisition-related expenses Principally driven by intra-year timing Driven by higher net cash provided by operating activities, partially offset by higher capital expenditures Principally driven by decreased operating working capital funding requirements, partially offset by increased net sales Principally driven by lower interest received on interest rate swaps In line with prior year $184 $31 $153 15.7% $31 $93 $13 $10 $3 N/A $2 ($2) CapEx Adjusted Free Cash Flow* Operating Working Capital** Percentage of LTM Sales Net Cash Paid for Interest Cash Paid for Income Taxes % Variance *See Appendix for a reconciliation from Net Cash Provided by Operating Activities ** Operating Working Capital = A/R + Inventory - A/P

Given current end markets conditions, anticipated acquisition-related expenses and expected favorable cash income tax impacts from the recently passed One Big Beautiful Bill Act, we are revising our full year 2025 guidance provided to the market on May 1, 2025 2025 Guidance Update *See Appendix for the Guidance Reconciliation Net Income Net Cash Provided by Operating Activities $3,075 - $3,175 Capital Expenditures Adjusted Free Cash Flow* Adjusted EBITDA* Net Sales $640 - $680 $1,130 - $1,180 $785 - $835 $165 - $175 $620 - $660 ($ in millions) We are maintaining the midpoint of the implied Adjusted EBITDA margin guidance

Appendix Non-GAAP Financial Information

Non-GAAP Reconciliations (1 of 3) Adjusted EBITDA Reconciliation

Adjusted Free Cash Flow Reconciliation Non-GAAP Reconciliations (2 of 3)

Guidance Reconciliation Non-GAAP Reconciliations (3 of 3)